ALPS ETF TRUST

(the “Trust”)

ALPS Electrification Infrastructure ETF (Nasdaq: ELFY)

(the “Fund”)

SUPPLEMENT DATED DECEMBER 3, 2025 TO THE FUND’S SUMMARY PROSPECTUS,
PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH
DATED APRIL 9, 2025, AS SUPPLEMENTED

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT WITH RESPECT TO THE FUND DATED DECEMBER 2, 2025.

All changes noted in this supplement will be effective prior to commencement of trading on December 5, 2025 (the “Effective Date”).

As of the Effective Date, the number of Shares constituting the Fund’s Creation Unit shall decrease from 25,000 Shares to 10,000 Shares. Therefore, all references to the number of Shares constituting the Fund’s Creation Unit as “25,000 Shares” shall hereby be deleted and replaced with references to “10,000 Shares” as of the Effective Date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE